EXHIBIT 10.3

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT NUMBER:	2.	CONTRACT NO.:	3.	EFFECTIVE DATE OF AMENDMENT:	4.	PROGRAM
13		YH09-0001-07		October 1, 2010		DHCM — ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
VHS Phoenix Health Plan, LLC
7878 N. 16th St., Suite 105
Phoenix, AZ 85020
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective October 1, 2010 through September 30, 2011.
7. THE CONTRACT REFERENCED ABOVE FOLLOWS
To amend Section B, Capitation Rates, effective October 1, 2010 through September 30, 2011.
NOTE: Please sign, date, and return executed file by E-Mail to: Mark Held at Mark.Held@azahcccs.gov

Sr. Procurement Specialist
AHCCCS Contracts and Purchasing
and Stewart McKenzie at
Stewart.McKenzie@azahcccs.gov
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:

/s/ Nancy Novick	/s/ Michael Veit

TYPED NAME: NANCY NOVICK	TYPED NAME: MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS & PURCHASING ADMINISTRATOR

DATE: 1-17-11	DATE: JANUARY 5, 2011

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
REVISED CAPITATION RATE SUMMARY — CYE 11 ACUTE RATES RISK ADJUSTED WITH 100% OF CYE 10 FACTORS
Phoenix Health Plan
10/1/10-9/30/11

		TANF	TANF	TANF	TANF	TANF	SSI	SSI
Title XIX and KidsCare Rates [1]:		<1, M/F	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	Non-MED
4	Apache/Coconino/Mohave/Navajo	$540.94	$114.08	$275.59	$166.92	$377.04	$107.68	$816.24	$460.93
6	Yavapai	$553.24	$113.10	$284.63	$179.62	$415.24	$133.51	$875.73	$566.85
8	Gila/Pinal	$480.12	$109.26	$265.40	$176.95	$380.79	$134.34	$889.56	$466.00
10	Pima	$542.07	$89.71	$210.86	$122.17	$325.24	$102.09	$814.38	$390.01
12	Maricopa	$501.68	$113.20	$244.34	$158.81	$415.73	$146.66	$730.40	$489.53

1.	Rates have been adjusted for $35,000 Reinsurance Deductible